UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 19, 2013

BMC SOFTWARE, INC.

(Exact Name of Registrant As Specified In Charter)

Delaware	001-16393	74-2126120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 CITYWEST BLVD., HOUSTON, TX	77042-2827
(Address of principal executive offices)	(Zip Code)

(713) 918-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 19, 2013, BMC Software, Inc., a Delaware corporation (the “Company”), and Wells Fargo Bank, N.A. (the “Trustee”), as trustee, entered into the second supplemental indenture (the “Second Supplemental Indenture”), relating to the indenture, dated as of June 4, 2008 (the “Base Indenture”), supplemented by the first supplemental indenture, dated as of June 4, 2008 (the “First Supplemental Indenture” and together with the Base Indenture, the “Indenture”), governing the Company’s 7.25% Notes due 2018.

The Second Supplemental Indenture was entered into in connection with the Company’s previously announced solicitation of consents (the “Consent Solicitation”) from the holders of the notes, which the Company commenced on June 7, 2013.

The Second Supplemental Indenture amends the Indenture in connection with the Agreement and Plan of Merger, dated as of May 6, 2013, by and among the Company, Boxer Parent Company Inc., a Delaware corporation, and Boxer Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), as amended from time to time (the “Merger Agreement”), pursuant to which Merger Sub will be merged with and into the Company with the Company continuing as the surviving corporation (such transaction, the “Acquisition”).

The Second Supplemental Indenture amends the definition of “Change of Control” in the Indenture so that the Acquisition does not constitute a “Change of Control” or result in a “Change of Control Triggering Event” under the Indenture and makes certain other related changes to the Indenture (collectively, the “Amendments”). The Company executed the Second Supplemental Indenture as of June 19, 2013, but the Amendments will not become operative unless and until certain conditions, including the closing of the Acquisition, have been satisfied or waived.

The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The disclosure under Item 1.01 of this report is also responsive to Item 3.03 of this report and is incorporated herein by reference.

Item 8.01	Other Events.

On June 20, 2013, the Company issued a press release announcing that, in connection with the Consent Solicitation, the Company received the requisite consents to approve the Second Supplemental Indenture and that the Second Supplemental Indenture was executed by the Company and the Trustee. The Consent Solicitation expired at 5:00 p.m., New York City time, on Wednesday, June 19, 2013. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed as part of this report:

4.1	Second Supplemental Indenture, dated June 19, 2013, by BMC Software, Inc. and Wells Fargo Bank, N.A., as trustee

99.1	Press Release, dated June 20, 2013

Additional Information and Where to Find It

In connection with the proposed transaction, the Company filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement and other documents relating to the proposed merger on May 24, 2013. When completed, a definitive proxy statement and a form of proxy will be filed with the SEC and mailed to the Company’s stockholders. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of documents filed by BMC Software, Inc. with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and security holders may obtain a free copy of BMC Software, Inc.’s filings with the SEC from BMC Software, Inc.’s website at http://investors.bmc.com/sec.cfm or by directing a request to: BMC Software, Inc., 2101 CityWest Blvd., Houston, Texas 77042-2827, Attn: Investor Relations, (713) 918-1805.

The Company and certain of its directors, executive officers, and certain other members of management and employees of the Company may be deemed to be participants in the solicitation of proxies from stockholders of the Company in favor of the proposed merger. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2012 annual meeting of stockholders, as filed with the SEC on Schedule 14A on June 5, 2012 (as amended by the proxy statement supplement filed on July 3, 2012). Additional information regarding the interests of these individuals and other persons who may be deemed to be participants in the solicitation will be included in the proxy statement the Company will file with the SEC.

Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed transaction and all other statements in this report, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The Company may not be able to complete the proposed transaction on the terms described above or other acceptable terms or at all because of a number of factors, including (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement and Plan of Merger Agreement, dated as of May 6, 2013, by and among Boxer Parent Company Inc., Boxer Merger Sub Inc. and the Company (the “Merger Agreement”), (2) the failure to obtain stockholder approval or the failure to satisfy the closing conditions, (3) the failure to obtain the necessary financing arrangements set forth in the debt and equity commitment letters delivered pursuant to the Merger Agreement, (4) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction and (5) the effect of the announcement of the Merger on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers, operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date on which such statements were made. The Company anticipates that subsequent events and developments may cause its views to change. However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of the Company are described in the risk factors included in the Company’s filings with the SEC, including the Company’s 2013 Annual Report on Form 10-K and later filed quarterly reports on Form 10-Q and Current Reports on Form 8-K, which factors are incorporated herein by reference. The Company expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMC SOFTWARE, INC.

/s/ Christopher C. Chaffin
Christopher C. Chaffin Vice President, Deputy General Counsel & Asst. Secretary

Date: June 20, 2013

EXHIBIT INDEX

Exhibit Number	Description

4.1	Second Supplemental Indenture, dated June 19, 2013, by BMC Software, Inc. and Wells Fargo Bank, N.A., as trustee

99.1	Press Release, dated June 20, 2013